SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[ X ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


        Ethika Corporaton (formerly known as Dixie National Corporation)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               ETHIKA CORPORATION
                            107 The Executive Center
                    Hilton Head Island, South Carolina 29928

                                 PROXY STATEMENT
                     For the Annual Meeting of Shareholders
                      To be Held Friday, September 26, 1997

                                  SOLICITATION

The enclosed Proxy is being solicited by the Board of Directors of Ethika Corporation ("Corporation") for use at the Annual Meeting of Shareholders of the Corporation to be held at The Crowne Plaza Hotel, 130 Shipyard Drive, Hilton Head Island, South Carolina on Friday, September 26, 1997 at 9 a.m. (Eastern) and any adjournment or postponement thereof. Shareholders may revoke their Proxy by written notice to the Corporation at any time prior to the exercise thereof or by attendance at the meeting and voting their shares in person. The solicitation will be primarily by mail but may also be by telephone, telegraph, or oral communications by Officers or regular employees. The cost of soliciting Proxies will be borne by the Corporation. The term "Corporation," as used herein, includes the Corporation and the Corporation's subsidiaries as the context indicates. This Proxy Statement and accompanying Proxy Card are being mailed to Shareholders on or about August 22, 1997.

Shares represented by a properly executed and returned Proxy Card will be voted at the Annual Meeting in accordance with the instructions indicated thereon, or if no instructions are indicated, the Proxy will be voted FOR the Board of Directors to consist of seven members; FOR the election of the seven nominees of the Board of Directors to serve as Directors of the Corporation; FOR approval of the 1997 Equity Incentive Plan; and FOR the ratification of the selection of Price Waterhouse, LLP as independent auditors of the Corporation for the year ending December 31, 1997.

                                VOTING SECURITIES

Shareholders of record at the close of business on August 13, 1997 will be entitled to Notice of and to vote at the Annual Meeting. On August 13, 1997 there were _________ shares of common stock of the Corporation outstanding and entitled to vote. Each outstanding share of common stock is entitled to one vote per share on each matter submitted to a vote at the Annual Meeting except with respect to the election of Directors, in which Shareholders have cumulative voting rights. Cumulative voting means that each Shareholder will be entitled to cast as many votes as he or she has shares of common stock multiplied by the number of Directors to be elected, and all such votes may be cast for a single nominee or may be distributed among the Directors to be voted for as he/she sees fit. To exercise cumulative voting rights by Proxy, a Shareholder must clearly designate the number of votes to be cast for any given nominee.

The presence in person or by Proxy of a majority of the outstanding shares shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Abstentions are considered as a vote against any matter other than the election of Directors as to which a Shareholder may vote for a nominee or withhold authority to vote. "Broker non-votes" which occur when brokers are not permitted to exercise discretionary voting authority for beneficial owners who have not provided any voting instructions, are not counted for quorum purposes or any vote. To the extent that voting instructions are provided to brokers as to any proposal, the shares will be counted for purposes of determining a quorum and the outcome of the vote. The Chairman of the Board of the Corporation will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

I.       ELECTION OF DIRECTORS

In addition to establishing the minimum and maximum number of Directors, Article III, Section 6 of the Bylaws of the Corporation also provides that the number of Directors shall be fixed annually by the Shareholders at each Annual Meeting. The Board of Directors recommends that the Board of Directors of the Corporation for the ensuing year consist of seven Directors and further recommends the election of the nominees listed below, each Director to hold office until the next Annual Meeting of Shareholders or until his/her successor shall be duly elected and qualified. Shareholders may also nominate candidates for Director at any Meeting of Shareholders at which Directors are to be elected. Proxies will not be voted for more than seven nominees.

Each nominee is a member of the present Board and was elected thereto by a vote of the Shareholders at the Annual Meeting held in 1996. Management has no reason to believe that any substitute nominee or nominees will be required.

The following table indicates the age, year first elected a Director, and principal occupation or employment for the past five years of each nominee. In addition, the table also indicates any Committee of the Board of Directors of the Corporation on which the nominee serves.

MARCIA C. COHEN                          Ms. Cohen,  48, has been a Director  since 1995.  She is Senior
                                         Vice President,  Corporate  Development,  of Montgomery General
                                         Hospital in Olney, Maryland.
                                         Ms.  Cohen  is  Chairman  of  the  Personnel  and  Compensation
                                         Committee  and a  member  of  the  Nominating  and  Stockholder
                                         Relations Committee.

ROBERT B. NEAL                           Mr. Neal, 59, has been a Director since 1970.  He is
                                         Vice  Chairman  and a Director  of Dixie Life which was sold by the  Corporation  to  Standard  Life  Insurance  of  Indiana in
                                         October  1995.  Mr.  Neal is  Chairman  of the  Nominating  and
                                         Stockholder  Relations  Committee and a member of the Audit and
                                         Compliance Committee.

JOSEPH D. PEGRAM                         Mr.  Pegram,  58, has served as a Director since 1991. He is an attorney  in Oxford,  Mississippi.  Mr.  Pegram is  Chairman of
                                         the  Audit  and  Compliance  Committee  and  a  member  of  the
                                         Nominating and Stockholder Relations Committee.

S.L. REED, JR.                           Mr.  Reed,  61,  has  been  a  Director  since  1980.  He  is a
                                         Director of Delta Industries,  Inc.,  HillFisher  Farms,  Inc.;
                                         Producers'  Feed Co., and Reed  Enterprises,  Inc. Mr. Reed has
                                         been Chairman of the Board of Directors  since January 1995 and
                                         Chief Executive  Officer of the Corporation since February 1995 and is Chairman of the Executive Committee.

HERBERT G. ROGERS, III                   Mr. Rogers,  54,  previously served as a Director from April 6,
                                         1990 to April 5, 1991 and from April 3, 1992 to present.  He is
                                         President  of  Rogers  Agency,  Inc.,  Rogers  LP-Gas  Company,
                                         Rogers Investments,  Inc.,  Mississippi Realty, Inc., and Roell
                                         Realty Corp. of New Albany,  Mississippi.  In addition, he is a
                                         Director of the Nashoba  Bank and  Chairman of the Board of The
                                         Gentry  Furniture  Corporation.  Mr.  Rogers is Chairman of the
                                         Finance and  Business  Strategy  Committee  and a member of the
                                         Personnel and Compensation Committee.

ANTHONY J. SPURIA                        Mr.  Spuria,  60, has been a Director  since 1996.  He is Chief
                                         Executive  Officer of A la Cart,  Inc., a  Charlotte,  NC based
                                         producer  of  meal   delivery   systems   for  the   healthcare
                                         industry.  Mr. Spuria is a member of the  Executive  Committee;
                                         Audit and  Compliance  Committee;  and the Finance and Business
                                         Strategy Committee.

WILLIAM D. STUBBLEFIELD                  Mr.  Stubblefield,  53,  has been a  Director  since  1996.  He served two years as a faculty  member at the School of Business and  Industry,  Florida  A&M  University.  Over the  past  four
                                         years,  Mr.   Stubblefield  has  been  actively  involved  with
                                         Volunteers  in Medicine  and IMAGES of Hilton Head  Island.  He
                                         was  formerly   the  Chairman  and  CEO  of  Medical   Graphics
                                         Corporation,   St.  Paul,  Minnesota.  Mr.  Stubblefield  is  a
                                         member of the  Executive  Committee,  the Finance and  Business
                                         Strategy   Committee,   and  the  Personnel  and   Compensation
                                         Committee.

During fiscal year 1996, the Board of Directors of the Corporation held seven meetings. Each member of the Board of Directors attended at least 75% of the meetings of the Board and appropriate Committee meetings.

All Committees of the Board are appointed by the Chairman of the Board and ratified by the Board of Directors. Committees of the Board of Directors consist of the following:

(1) Audit and Compliance Committee - Reviews audit plans, controls, and the Annual Report of the Corporation with independent auditors. Monitors regulatory compliance activities of the Corporation. During fiscal year 1996, the Audit and Compliance Committee held two meetings.

(2) Executive Committee - Subject to statutory limitations, has concurrent authority of the Board of Directors. During fiscal year 1996, the Executive Committee of the Corporation held one meeting.

(3) Nominating and Stockholder Relations Committee - Serves as screening and nominating committee for Board of Directors and monitors Shareholder relations activities of the Corporation. A nominee for the Board of
    Directors recommended by a Shareholder should be submitted to this Committee. During fiscal year 1996, the Nominating and Stockholder Committee held two meetings.

(4) Personnel and Compensation Committee - Reviews and approves compensation for all Corporate Officers and employee benefit plans of the Corporation. During fiscal year 1996, the Personnel and Compensation Committee held two meetings.

(5) The Finance and Business Strategy Committee - Reviews and approves financial reports of the Corporation and its operations. The Committee also reviews Management recommendations related to business strategies and acquisition proposals. During fiscal year 1996, the Finance and Business Strategy Committee held two meetings.

          The Corporation was the subject of an investigation by the Securities and Exchange Commission ("SEC") which was resolved by means of a settlement. Pursuant to the settlement on March 9, 1994, the United States District Court for the District of Columbia entered final judgments of permanent injunction against the Corporation and Robert B. Neal, a Director and former President of the Corporation. The judgments were entered on the basis of a complaint filed by the SEC. The Corporation and Mr. Neal each consented to the entry of final judgments of permanent injunction without admitting or denying the allegations contained in the SEC's complaint. The final judgments to which the Corporation and Mr. Neal consented enjoin them from violating or aiding and abetting future violations of sections of the Securities Act of 1933 and the Securities and Exchange Act of 1934 and certain rules thereunder.

Executive Officers

                                                                        Executive Officer
                Name                                  Age                     Since
                ----                                  ---               -----------------
        S. L. Reed, Jr.                               61                    1995 (1)
        Chairman and
        Chief Executive Officer

        G. Thomas Reed                                47                    1995 (1)
        President and
        Chief Operating Officer

        David E. Williams                             48                    1996
        Senior Vice President, Treasurer,
        and
        Chief Financial Officer

-----------------
(1) S.L. Reed, Jr. and G. Thomas Reed are not related.


Vote Required for Election

Fixing the number of Directors at seven requires a favorable vote of a majority of those shares voting in person or by Proxy. The seven nominees receiving the highest number of votes shall be elected to the Board.

The Board recommends that you vote FOR a Board consisting of seven Directors and FOR the election of each of the seven nominees to be Directors of the Corporation.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

                           Summary Compensation Table

The following Summary Compensation Table sets forth for each of the last three years ended December 31, 1996, information concerning the total compensation paid or awarded to the Corporation's Chief Executive Officer for services rendered in all capacities to the Corporation and its subsidiaries. The total compensation of none of the Corporation's Officers exceeded $100,000 in 1996.

                                                   Annual              Long Term Compensation/
         Name and                                Compensation           Number of Securities     All Other
    Principal Position         Year              Salary Bonus            Underlying Options     Compensation
--------------------------- ------------ ---------------------------- ------------------------ --------------
S.L. Reed, Jr.              1996               $36,000       $0               50,000                $0
Chairman and CEO            1995 (1)           $25,346       $0               50,000                $0

-----------------
(1) Commenced employment January 1995

Option Grants in 1996

The following table sets forth information concerning options to purchase shares of common stock which were granted during 1996 to the individuals named in the

                                                                                    Potential Realizable Value at
                                                                                    Assumed Annual Rates of Stock
                                                                                    Price Appreciation for Option
                               Individual Grants                                            Term 10 Years
--------------------------------------------------------------------------------- ----------------------------------
                           Number of          % of Total
                          Securities       Options Granted
                          Underlying       to Employees in     Exercise     Expiration
        Name           Options Granted       Fiscal Year        Price          Date           5%           10%
--------------------- ------------------- ------------------ ------------- -------------- ------------ -------------
S.L. Reed, Jr.                50,000 (1)                38%         $0.59    05/05/05         $48,052       $76,515

----------------------
(1) These options begin vesting on July 10, 1997 at the rate of 20% per year for five years. This option is subject to acceleration if employee is terminated without cause.



                       Fiscal Year End Option Value Table

The following table sets forth information as of December 31, 1996 concerning the unexercised options held by Officers named in the Summary Compensation Table, none of whom exercised options in 1996. Options are "in-the-money" when the fair market of underlying common stock exceeds the exercise price of the option. The closing price of common stock on December 31, 1996 was $0.56 per share.

                        Number of Securities Underlying         Value of Unexercised In-the-Money
                      Unexercised Options at December 31,                  Options at
       Name                           1996                              December 31, 1996
-------------------- --------------------------------------- ----------------------------------------
                     Exercisable         Unexercisable       Exercisable          Unexercisable
                     -----------         -------------       -----------          -------------
S.L. Reed, Jr.       10,000              90,000              None                 None

Certain Relationships and Related Transactions

On July 10, 1996 S.L. Reed, Jr., Chief Executive Officer of the Corporation, was granted options to purchase an additional 50,000 shares of the Corporation's common stock at $.59 per share, exercisable at the rate of 20% per year beginning on July 10,1997 until May 5, 2005. On May 30, 1997 he was granted options to purchase an additional 50,000 shares of the Corporation's common stock at $.42 per share, which vest at a rate of 20% per year beginning on May 30, 1998 until May 5, 2005.

In 1996 G. Thomas Reed, President of the Corporation, received $90,639 as compensation for his services to the Corporation which commenced in April 1995. On April 5, 1995 he was granted options to purchase 25,000 shares of the Corporation's common stock at $.78 per share exercisable at the rate of 20% per year beginning April 5, 1996. On July 10, 1996 he was granted options to purchase an additional 25,000 shares of the Corporation's common stock at $.59 per share which vest at a rate of 20% per year beginning July 10, 1997 until May 5, 2005. On May 30, 1997 he was granted 25,000 additional shares of the Corporation's common stock at $.42 per share, which vest at a rate of 20% per year beginning on May 30, 1998 until May 5, 2005.

On April 2, 1996 the Corporation completed the acquisition of 100% of the outstanding stock of Text Retrieval Systems, Inc. ("TRS"). The Corporation had previously acquired a 35% initial ownership interest in TRS in October 1995 as part of a financing agreement entered into with the prior owners of TRS. Under the terms of its agreement, the Corporation issued 100,000 shares of its common stock to the prior owners and granted TRS a $750,000 line of credit for working capital purposes. To complete the acquisition of TRS, the Corporation issued 2,500,000 shares of contingently returnable common stock. The shares are returnable to the Corporation if certain 1997 earnings targets are not achieved. If earnings targets are not totally met, the former TRS shareholders will return all or part of these contingent shares to the Corporation.

TRS is based in Ponte Vedra Beach, Florida and publishes electronic libraries that link related data sources for convenient access by personal computers. Since its incorporation in 1994, TRS has been involved in the development and packaging of software used in its electronic libraries and in the marketing of its product. As of March 31, 1996 and prior to the acquisition date, on an unaudited basis TRS had total assets of $140,883, and for the nine months then ended, revenues of $21,325, and a net loss of $999,265.

Constance G. Grewell, who owns 2,064,770 contingently returnable shares, or 13.6% of the Corporation's outstanding common stock, was the principal shareholder of the outstanding stock of TRS at the time of its acquisition by the Corporation. Mrs. Grewell acquired her shares of common stock of the Corporation in the TRS transaction. Also, Anthony J. Spuria, a nominee for election to the Board of Directors, was a minority stockholder in TRS and received 130,391 of the contingently returnable shares of common stock of the Corporation in the transaction. On April 2, 1996 the high and low sales price for the Corporation's common stock, as reported by NASDAQ was $.72.

On August 17, 1996 the Corporation acquired 100% of the outstanding shares of Compass Data Systems, Inc. ("CDS"), a privately-held corporation. CDS is located in Salt Lake City, Utah and publishes electronic information providing turnkey reference services to a wide variety of industries and organizations. Among its principal product offerings are state tax law reference libraries which keep subscribers current on tax law changes.

CDS began operations in May 1991 and currently employs 10 full-time employees. At April 30, 1996, the most current fiscal year end prior to acquisition, CDS had assets of $157,246 with no significant liabilities. Revenues for the year were $450,477 generating pre-tax income of $7,790.

The transaction was completed through an exchange of stock. The Corporation issued 363,306 shares of its common stock to Eric R. Fredrickson and 363,306 shares of its common stock to Sherry Fredrickson, the sole shareholders of CDS. Immediately following the closing, the combined shares owned by the Fredrickson's constituted 5.4% of the total outstanding shares of common stock of the Corporation. In addition, Mr. Fredrickson entered into a two-year employment contract at an annual salary of $62,500 plus bonus based upon performance. He also entered into a two-year non-compete contract for which he received $50,000 at closing and received an additional $50,000 on January 1, 1997.

Directors' Compensation

Directors who are not employees of the Corporation are paid a monthly base fee of $400 and receive $250 per day per meeting attended. As a group, the six non-employee Directors of the Corporation were paid $46,650 during fiscal year 1996. As Chief Executive Officer of the Corporation, S.L. Reed, Jr. received no additional compensation for his services as Chairman of the Board.

II.      APPROVAL OF 1997 EQUITY INCENTIVE PLAN

INTRODUCTION

On July 31, 1997 the Board adopted the 1997 Equity Incentive Plan (the "Plan"), subject to stockholder approval. A copy of the Plan is attached as Exhibit A.

Under the  proposed  Plan,  the Company may grant to  officers,  directors,  key employees and consultants stock options, stock appreciation rights and restricted stock awards. Your Board believes that the Plan will form an important part of the Company's overall compensation program. The Plan will support the Company's ongoing efforts to develop and retain qualified leaders and will give the Company the ability to provide those individuals with incentives that are directly linked to the profitability of the Company's businesses and increases in stockholder value.

SUMMARY OF PLAN

The following general description of certain features of the Plan is qualified in its entirety by reference to Exhibit A.

ELIGIBILITY. Officers, directors, employees and certain consultants of the Company, its subsidiaries and its affiliates who are responsible for or contribute to the management, growth and profitability of the Company will be eligible to receive awards under the Plan. No determination has been made as to which of the eligible participants will receive grants under the Plan, and therefore, the benefits to be allocated to any individual or to various groups of employees are not presently determinable.

ADMINISTRATION. It is currently anticipated that the Plan will be administered by the Personnel and Compensation Committee or a subcommittee thereof. This Committee will select the individuals to whom awards will be granted and will set the terms of such awards. The Committee may delegate its authority under the Plan to officers of the Company, subject to Board-approved guidelines, with respect to employees who are not "executive officers" of the Company.

SHARES RESERVED FOR DISTRIBUTION. Up to 4,000,000 shares of Common Stock may be issued under the Plan, representing less than 25% of the Company's shares outstanding. No more than 30% of the shares issuable under the Plan may be awarded as restricted stock. The shares of Common Stock subject to any award that terminates, expires or is cashed out without payment being made in the form of Common Stock will again be available for distribution under the Plan, as will shares that are used by an employee to pay withholding taxes or as payment for the exercise price of an award.

STOCK OPTIONS. The Plan will permit the granting of incentive stock options ("ISOs"), which qualify for special tax treatment, and non-qualified stock options. The exercise price for options will not be less than the fair market value of Common Stock on the date of grant. The Plan permits the Committee to elect to cancel an option upon exercise by the holder and pay the holder, in cash or Common Stock, the difference between the fair market value of the shares covered by the option and the exercise price.

STOCK APPRECIATION RIGHTS ("SARS"). SARs may also be granted either singly or in combination with underlying stock options. SARs entitle the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the Common Stock on the date of grant.

RESTRICTED STOCK. Shares of restricted Common Stock may also be awarded. The restricted stock would vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. The minimum vesting period would be one year. Restricted stock awards may be subject to forfeiture if, for example, the recipient's employment terminates before the award vests. Except as specified at the time of grant, holders of restricted stock will have voting rights and the right to receive dividends on their restricted shares.

CHANGE IN CONTROL PROVISIONS. The Plan provides that in the event of a "Change in Control" (as defined in the plan), all stock options and SARs will become immediately exercisable, the restrictions applicable to outstanding restricted stock and other stock-based awards will lapse, and, unless otherwise determined by the Committee, the value of outstanding stock options, SARs, restricted stock and other stock-based awards will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period.

FEDERAL INCOME TAX CONSEQUENCES

Non-qualified Stock Options. Non-qualified stock options granted under the Plan are not taxable to an employee at grant but result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the stock received on exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

Stock Appreciation Rights. There are no immediate tax consequences to an employee when an SAR is granted. When an employee exercises the right to the appreciation in fair market value of stock represented by an SAR, payments made, whether in cash or stock, are included in the employee's gross income. The Company will be entitled to deduct the same amount as a business expense at the time. When payments are made in stock, the included amount and corresponding deduction equal the fair market value of the stock on the date of exercise.

Restricted Stock. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will be included in the employee's gross income at receipt unless the property is subject to a substantial risk of forfeiture (and is either nontransferable or after transfer remains subject to such risk of forfeiture). In this case, taxation will be deferred until the first taxable year the stock is no longer subject to substantial risk of forfeiture. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

Section 162(m) of the IRC places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that awards of options, SARs and certain other "performance-based compensation" awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by stockholders.

State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

OTHER INFORMATION

If approved by stockholders, the Plan will be effective on July 31, 1997, and will expire on July 30, 2007, unless terminated earlier, or extended, by your Board. Any awards granted before the Plan expires or is terminated may extend beyond the expiration or termination date. The Board may amend the Plan at any time, provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, or if such amendment would:
(i) decrease the minimum exercise or grant price for stock options, SARs and similar awards; or (ii) increase the number of shares that may be issued under the plan.

The Plan provides that awards are not transferable except in the event of the participant's death or unless otherwise required by law. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Committee. The Committee may require or permit deferral of the payment of awards and may provide for the payment of interest or other earnings on deferred amounts or the payment of dividend equivalents where the deferred amounts are denominated in stock equivalents. Awards under the Plan may earn dividends or dividend equivalents, as determined by the Committee.

Under the Plan, no employee may receive awards that cover in the aggregate more than 10% of the shares reserved for distribution.

It is presently intended that the Plan constitute an "unfunded" plan for incentive compensation. The plan authorizes the creation of trusts and other arrangements to facilitate or ensure payment of the Company's obligations.

On July 31, 1997, the average of the closing bid and asked prices of the Common Stock as reported in the NASDAQ System was $0.37.

Vote Required for Approval

A favorable vote of a majority of those shares voting in person or by Proxy is required to approve the 1997 Equity Incentive Plan.

The Board recommends that the Shareholders vote FOR approval of the 1997 Equity Incentive Plan. All of the Corporation's Directors and Officers have indicated that they will vote FOR approval of the 1997 Equity Incentive Plan.

III.     RATIFICATION OF SELECTION OF AUDITORS

At its July 31, 1997 meeting, the Board of Directors, following the recommendation of the Audit and Compliance Committee, appointed Price
Waterhouse, LLP to continue as the Corporation's independent auditors for the 1997 fiscal year.

The Board of Directors recommends that the Shareholders of the Corporation ratify the appointment of the firm of Price Waterhouse, LLP as independent auditors to examine the financial statements of the Corporation and its subsidiaries for the year ending December 31, 1997. A representative of Price Waterhouse will be at the Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions during the meeting. A favorable vote of a majority of those shares voting, in person or by Proxy, is required for ratification of the selection of auditors.

                              SHAREHOLDER PROPOSALS

Any Shareholder desiring to have a proposal considered for inclusion in the Proxy Statement to be distributed in connection with the Corporation's Annual Meeting to be held in 1998 is requested to submit such proposal in writing to the Corporation, Attention: Corporate Secretary, no later than January 31, 1998.

                    OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth pertinent information as to the beneficial ownership of the Corporation's common stock as of August 1, 1997 of persons known by the Corporation to be holders of 5% or more of the outstanding common stock. Information as to the number of shares beneficially owned has been furnished by the persons named in the table and by reference to documents filed with the Securities and Exchange Commission by holders of 5% or more of such common stock.

Name and Address                                            Shares                              Percent of
of Beneficial Owner                                         Beneficially Owned                  Class
---------------------                                       ------------------                  ----------
Constance G. Grewell                                        2,064,770 (1)                       13.6%
100 Executive Way
Ponte Vedra Beach, FL  32082

S.L. Reed, Jr.                                              738,286 (2) (3)                      5.0%
107 The Executive Center
Hilton Head Island, SC  29928

Eric R. Fredrickson/Sherry Fredrickson                      751,612 (4)                          5.0%
Compass Data Systems, Inc.
967 East Murray-Holladay Road
Salt Lake City, UT  84117

---------------
(1) Constance  G.  Grewell  acquired  her  shares  in the  acquisition  of  Text
    Retrieval Systems, Inc. by the Corporation on April 2, 1996. She was the principal stockholder of Text Retrieval Systems, Inc. See "Certain Relationships and Related Transactions" under "Executive Compensation and Related Transactions."

(2) Includes shares issuable upon exercise of stock options. See "Security Ownership of Management" below.

(3) Includes shares held in name of spouse, minor child, or other relatives or persons as to some of which the owner has shared voting or investment power, but to which beneficial ownership is disclaimed. See "Security Ownership of Management" below.

(4) Includes 363,306 shares received by Eric R. Fredrickson and 363,306 shares received by his spouse, Sherry Fredrickson, August 17, 1996 in exchange for all of the outstanding shares of Compass Data Systems, Inc. See "Certain Relationships and Related Transactions."

Security Ownership of Management

The following table sets forth information as to the beneficial ownership of the Corporation's common stock as of August 1, 1997, by each Director, nominee, Executive Officer named in the Summary Compensation Table and by all Directors and Executive Officers as a group.

                     Name of                          Shares                      Percent
                Beneficial Owner                Beneficially Owned                of Class
                ----------------                ------------------                --------
         Marcia C. Cohen                             5,000          (1)          Less than 1.0%
         Robert B. Neal                            411,072       (1)(2)                    2.7%
         Joseph D. Pegram                           28,043          (1)          Less than 1.0%
         S.L. Reed, Jr.                            738,286       (1)(2)                    5.0%
         Herbert G. Rogers, III                    107,128       (1)(2)          Less than 1.0%
         Anthony J. Spuria                         157,991                       Less than 1.0%
         William D. Stubblefield                                                 Less than 1.0%
                                                     5,000       (1)
         Directors,     nominees,    and
         Executive  Officers  as a group
         (9 persons)                             1,512,520       (1)            Less than 10.0%

--------------------
(1) Includes  shares  issuable upon exercise of vested stock options as follows:
    Each non-employee Director - 5,000 shares; S.L. Reed, Jr., Chairman of the Board and Chief Executive Officer, - 20,000; shares; G. Thomas Reed, President and Chief Operating Officer, - 15,000 shares; David E. Williams, Senior Vice President and Treasurer, - 2,000 shares.

(2) Includes shares held in the name of spouse, minor child or other relatives or persons, as to some of which shares the owner named has shared voting or investment power, but as to which beneficial ownership is disclaimed, as follows: Robert B. Neal - 1,368 shares; S. L. Reed, Jr. - 253,833 shares; and Herbert G. Rogers, III - 27,479 shares.

IV.      OTHER MATTERS

The Management of the Corporation knows of no other matters which may come before the Meeting except for the approval of the Minutes of the last Annual Meeting of Shareholders.

Copies of the Corporation's Annual Report for the year ended December 31, 1996 containing audited financial statements and other information regarding the Corporation were mailed to all Shareholders of record as of July 1, 1997 and as of August 13, 1997.

Please date, sign, and return the enclosed Proxy Card to the Corporation promptly.



August 28, 1997
David E. Williams
Secretary

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               ETHIKA CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                           Friday, September 26, 1997

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints: Marcia C. Cohen, William D. Stubblefield, and Herbert G. Rogers, III or any two of them, with the power of substitution, as his/her proxy to appear and vote all of the shares of common stock standing in the name of the undersigned at the Annual Meeting of Shareholders of Ethika Corporation to be held at the Crowne Plaza Resort Hotel, 130 Shipyard Drive, Hilton Head Island, South Carolina, on the 26th day of September, 1997 at 9 a.m. (EST) and at any and all adjournments thereof; and the undersigned instructs said attorneys to vote:

1. The Board of Directors for the forthcoming year to be composed of seven members, and

    [   ] FOR        [   ] AGAINST        [   ] ABSTAIN


    the election of the seven (7) Directors as nominated by the Board of Directors and named in the Proxy Statement except where noted.

    [   ] FOR        [   ] (1) WITHHOLD        [   ] (2) CUMULATIVE

Cohen    ______     Reed, Jr.   ______     Stubblefield ______
Neal     ______     Rogers, III ______
Pegram   ______     Spuria      ______

INSTRUCTION:(1) To withhold authority to vote for an individual nominee write NO next to that nominee's name (2) To cumulate votes for any one or more nominees, check the box "Cumulative", indicate in the space, next to the nominee's name, the number of votes to be cas which must equal and not to exceed the total number of shares you own multiplied by 7.

2. The 1997 Equity Incentive Plan.

    [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

3. The ratification of the appointment of Price Waterhouse, LLP as independent auditors for the year ending December 31, 1997.

    [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

This Proxy is solicited on behalf of the Board of Directors of the Corporation.

Sign and date this Proxy in the box below.

If no choice is specified, the Proxy will be voted FOR Proposals 1, 2, 3 and 4.


                    ________________________________________
                                      Date

                    ________________________________________
                             Shareholder sign above

                    ________________________________________
                         Co-holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                               ETHIKA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The shares represented by the Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR Proposals 1, 2, 3, and 4. The above signed hereby acknowledges receipt of the Proxy Statement dated August 22, 1997.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                               ETHIKA CORPORATION
                           1997 EQUITY INCENTIVE PLAN


                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company, its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and other Key Persons or those who will become employees or Key Persons, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers equity-based opportunities providing such employees and Key Persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

                                    SECTION 2
                                   DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Award means an award or grant of an Option, Restricted Stock or a Stock Appreciation Right made to a Participant under this Plan

         2.2 Award Agreement means the agreement executed by a Participant pursuant to this Plan in connection with the granting of an Award.

         2.3 Board means the Board of Directors of the Company, as constituted from time to time.

         2.4 Change of Control has the meaning set forth in Section 16.

         2.5 Code means the Internal Revenue Code of 1986, as amended.

         2.6  Committee  means  the  committee  of  the  Board   established  to
administer the Plan, if appointed under Section 5 of the Plan.

         2.7 Common Stock means the $1.00 par value common stock of the Company.

         2.8 Company means Ethika Corporation, a Mississippi corporation, and any successor to such organization.

         2.9 Employee means an employee of the Company, a Subsidiary or a Parent.

         2.10 Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.11 Fair Market Value means on, or with respect to, any given date(s), the average of the closing bid and asked prices of the Common Stock, as reported in the NASDAQ quotation system for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded are not reported in such system, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

         2.12 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Section 422 of the Code as an incentive stock option.

         2.13 Key Person means (i) a member of the Board who is not an Employee or (ii) a consultant, distributor or other person who has rendered valuable services to the Company, a Subsidiary or a Parent.

         2.14 Non-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Section 422 of the Code.

         2.15 Option means an ISO, a Non-ISO or a Reload Stock Option.

         2.16 Option  Price means the price which shall be paid to purchase  one
(1) Share upon the exercise of an Option granted under this Plan.

         2.17 Optionee means the grantee of an Option.

         2.18 Parent means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.19 Participant means any individual who is selected from time to time to receive an Award under the Plan.

         2.20 Plan means Ethika Corporation 1997 Equity Incentive Plan, as amended from time to time.

         2.21 Restricted Stock means Shares granted pursuant to Section 9.

         2.22 Restricted Stock Grant means a grant of Restricted Stock under this Plan.

         2.23 Share means a share of the Common Stock of the Company.

         2.24  Stock   Appreciation  Right  means  an  Award  grant  made  to  a
Participant of the type described in Section 10 of this Plan.

         2.25 Subsidiary means any corporation which is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.26 Surrendered Shares means the Shares described in Section 8.7 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.7.

         2.27 Reload Stock Options means any Non-ISO automatically granted pursuant to the provisions of Section 8.8 of this Plan and the relevant Award Agreement.

         2.28 Ten Percent Shareholder means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                    SECTION 3
                             SHARES SUBJECT TO PLAN

         The total number of Shares that may be issued pursuant to Options, Restricted Stock Grants or Stock Appreciation Rights granted under this Plan shall not exceed Four Million (4,000,000), as adjusted below and pursuant to
Section 13. Such Shares shall be reserved to the extent that the Company deems appropriate from authorized but unissued Shares and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option, Restricted Stock Grant or Stock Appreciation Right granted hereunder which remain after the cancellation, expiration or exchange of such Option, Restricted Stock Grant or Stock Appreciation Right shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under Section 8.7 shall not again become available for use under this Plan.

                                    SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve
(12) months after such effective date. If such effective date comes before such shareholder approval, any Awards granted under this Plan before the date of such approval shall automatically be granted subject to such approval.

                                    SECTION 5
                                 ADMINISTRATION

         5.1 The Committee. This Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall consist of not less than three (3) of the then members of the Board who are Non-Employee Directors (within the meaning of Rule 16b-3(b)(3) promulgated pursuant to the Exchange Act) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

         5.2 Powers of the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to Section 15, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by such action.

         5.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

                                    SECTION 6
                                   ELIGIBILITY

         Except as provided below, only Employees, or those who will become Employees, shall be eligible for the grant of an Award under this Plan, but no Employee shall have the right to be granted an Award under this Plan merely as a result of his or her status as an Employee. Consultants, or those who will become Consultants, may be eligible, subject to approval by the Committee, for the grant of Awards under this Plan, but only if the Consultant has provided valuable services to the Company, a Subsidiary or a Parent and provided any Option granted to such Consultant may not be an ISO.


                                    SECTION 7
                                 GRANT OF AWARDS

         7.1 Selection by Committee. The Committee, in its absolute discretion, may grant Awards under this Plan from time to time and shall have the right to grant new Awards in exchange for outstanding Awards. Awards shall be granted to Employees or Consultants selected by the Committee and the Committee shall be under no obligation whatsoever to grant Awards to all Employees or Consultants, to grant Awards uniformly or to grant all Awards subject to the same terms and conditions. In determining Employee(s) or Consultant(s) to whom an Award shall be granted and the number of Shares to be covered by such Award, the Committee may take into account the recommendations of the President of the Company and its other officers, the duties of the Employee or Consultant, the present and potential contributions of the Employee or Consultant to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Consultant who has been granted an Award, whether under this Plan or otherwise, may be granted one or more additional Awards.

         7.2 Award Agreements. Each grant of an Award shall be evidenced by an Award Agreement and shall incorporate such terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan. Additionally, each Award Agreement evidencing an Option shall specify whether the Option is an ISO or Non-ISO.

         7.3 Maximum Awards. The total number of shares of Restricted Stock and other shares of Common Stock subject to or underlying Stock Options and SARs awarded to any participant during the term of this Plan shall not exceed 10% of the shares of Common Stock reserved for distribution pursuant to the Plan. An amount not in excess of 30% of the shares of Common Stock reserved for distribution pursuant to the Plan may be issued pursuant to Restricted Stock Awards and Other Stock-Based Awards.


                                    SECTION 8
                                  STOCK OPTIONS

         8.1 Terms and Conditions. Options granted under the Plan shall be in respect of Common Stock and may be in the form of an ISO, Non-ISO or Reload Stock Option. Such Options shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

         8.2 Option Price. If an Option is an ISO or a Reload Stock Option, the Option Price for each Share subject to such Option shall be no less than the Fair Market Value of a Share on the date such Option is granted or, if such Option is granted to a Ten Percent Shareholder, the Option Price for each Share subject to such Option shall be no less than 110% of the Fair Market Value of a Share on the date such Option is granted. If an Option is a Non-ISO, the Option Price for each Share shall be no less than the minimum price required by applicable state law or by the Company's governing instrument, whichever price is greater. The Option Price shall be payable in full upon the exercise of any Option, and an Award Agreement, at the discretion of the Committee may provide for the payment of the Option Price either in cash or in Shares acceptable to the Committee or in any combination of cash and Shares acceptable to the Committee. Any payment made in Shares shall be treated as equal to the Fair Market Value of such Shares on the date the properly endorsed certificate for such Shares is delivered to the Committee (or to its delegate). Notwithstanding the above, and in the sole discretion of the Committee, an Option may be exercised as to a portion or all (as determined by the Committee) of the number of Shares specified in the Award Agreement by delivery to the Company of a secured promissory note to be executed by the Optionee. The promissory note shall include, along with such other terms and conditions as the Committee shall determine, provisions in a form approved by the Committee under which (1) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee) as the Committee shall approve and (2) the Optionee shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

         8.3 Option Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Award Agreement, but no Award Agreement shall:

                  (a) make an Option exercisable before the date such Option is granted or;

                  (b)      make an Option exercisable after the earlier of the:

                           (i)      the date such Option is  exercised  in full;
                                    or

                           (ii) the date which is the tenth (10th) anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
                                    (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

        8.4 Vesting. In respect of any Option granted under this Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Option, or (b) provided in the Award Agreement or in the Participant's employment agreement in respect of any such Option, such Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Option, as determined on the date of grant, at the rate of 20% upon the first anniversary of the date of grant of the Option and an additional 20% on each anniversary date thereafter, provided the Participant is then employed by the Company and/or one of its Subsidiaries upon each such date.

        8.5 Acceleration of Vesting upon Death, Disability or Retirement. Notwithstanding anything to the contrary contained in Section 8.4, such Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Option upon the death, Disability or Retirement of the Participant.

        8.6 Non-Transferable. No Option granted under this Plan shall be transferable by a Participant other than by will or by the laws of descent and distribution, and such Option shall be exercisable during a Participant's lifetime only by the Participant. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Participant.

        8.7      Surrender of Options.

                  (a) General Rule. The Committee, acting in its absolute discretion, may incorporate a provision in an Award Agreement to allow a Participant to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                           (i) the Fair Market Value of the Shares subject to such Option exceeds the Option Price for such Shares; and

                           (ii)     the  Option  to  purchase   such  Shares  is
                                    otherwise exercisable.

                 (b) Procedure. The surrender of an Option in whole or in part shall be effected by the delivery of the Award Agreement to the Committee (or to its delegate) together with a statement signed by the Participant which specifies the number of Shares ("Surrendered Shares") as to which the Participant surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

                 (c)  Payment.   A  Participant  in  exchange  for  his  or  her
Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Committee acting in its absolute discretion can approve or disapprove a Participant's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

                 (d) Restrictions. Any Award Agreement for an Option which incorporates a provision to allow a Participant to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to
Section 16(b) of the Exchange Act.

        8.8 Reload Stock Options. The Committee may, in its sole discretion, provide in any Award Agreement in respect of any Non-ISO that if the Participant delivers shares of the Company's Common Stock already owned by such Participant for at least six (6) months in full or partial payment of the exercise price of such Non-ISO, the Participant shall automatically (subject to the limitations contained in Section 3) and immediately thereupon be granted a Reload Stock Option to purchase that number of shares of Common Stock delivered by the Participant to the Company (on such terms as the Committee may prescribe under and in accordance with the Plan).


                                    SECTION 9
                                RESTRICTED STOCK

        9.1. Terms and Conditions. Awards of Restricted Stock shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Stock may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Stock Award made to any Participant. With respect to each Participant receiving an Award of Restricted Stock, there shall be issued a stock certificate (or certificates) in respect of such Restricted Stock. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

                 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Ethika Corporation 1997 Equity Incentive Plan and an Award Agreement entered into between the registered owner hereof and Ethika Corporation. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Ethika Corporation, Hilton Head, South Carolina. Ethika Corporation will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Ethika Corporation reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

        9.2 Restricted Stock Award. An Award of Restricted Stock is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

        9.3 Restriction Period. In accordance with Sections 9.1 and 9.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Stock shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Stock, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant of the Award. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Stock or a portion thereof, as the case may be, as provided in Section 9.4 of the Plan.

        9.4 Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

        9.5 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.


                                   SECTION 10
                            STOCK APPRECIATION RIGHTS

        10.1 Terms and Conditions. The grant of Stock Appreciation Rights under this Plan shall be subject to the terms and conditions set forth in this Section 10 and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

        10.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

        10.3 Grant. A Stock Appreciation Right may be granted in addition to any other Award under this Plan or in tandem with or independent of a Non-ISO.

        10.4 Date of Exercise. Unless otherwise provided in the Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercise of any Non-ISO with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

        10.5 Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Stock or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

        10.6 Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-ISO to which such Stock Appreciation Right is related.

                                   SECTION 11
                             SECURITIES REGISTRATION

        Each Award Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Award, the Employee or Consultant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Award Agreement also may provide that, if so requested by the Company, the Employee or Consultant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the grant, exercise or surrender of an Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN


        No Award shall be granted under this Plan on or after the tenth (10th) anniversary of the effective date of the Plan, in which case the Plan otherwise shall continue in effect until the later of (i) all outstanding Options have been terminated, surrendered or exercised in full or no longer are exercisable,
(ii) all restrictions on Shares  transferred as Restricted Stock have lapsed, or
(iii) all Stock Appreciation Rights shall have been exercised or expired.

                                   SECTION 13
                                   ADJUSTMENT

        The number of Shares reserved under Section 3 of this Plan and the number of Shares subject to Awards granted under this Plan and the exercise price or other price per Share relating to outstanding Awards shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of Shares reserved under Section 3 of this Plan and the number of Shares subject to Awards granted under this Plan and the exercise price or other price per Share relating to outstanding Awards in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Awards. If any adjustment under this
Section 13 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded and the number of Shares reserved under this Plan and the number subject to any Awards granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                   SECTION 14
                          SALE OR MERGER OF THE COMPANY

        If the Company agrees to sell substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options and Stock Appreciation Rights granted under this Plan, each Option and Stock Appreciation Right, at the direction and discretion of the Committee, or as is otherwise provided in the Award Agreements, may be canceled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Employee or Consultant otherwise would receive if he or she had the right to surrender his or her outstanding Option or Stock Appreciation Right in full under Section 8.6 of this Plan and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction.

                                   SECTION 15
                            AMENDMENT OR TERMINATION

        This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company
(1) to increase the number of Shares reserved under Section 3, except as set forth in Section 13, (2) to extend the maximum life of the Plan under Section 12 or the maximum exercise period under Section 8.3, (3) to decrease the minimum Option Price under Section 8.2, or (4) to change the designation of Employees or Consultants eligible for Options under Section 6. The Board also may suspend the granting of Awards under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Award granted before such suspension or termination unless
(i) the Employee or Consultant consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                CHANGE OF CONTROL


        16.1 Acceleration of Awards Vesting. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs (a) all Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, and
(b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom Section 16.3 below is applicable.

        16.2 Payment After Change of Control. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs,
(a) the holder of an Award of Restricted Shares vested under Section 16.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 9 of the Plan (and, in the case only of a Change of Control under Section 16.4(a) of the Plan, such holder shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such shares from the Participant at their then Fair Market Value, and (b) in the case only of a Change of Control under Section 16.4(a) of the Plan, the holders of any Options and/or Stock Appreciation Rights shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Stock Options and/or Stock Appreciation Rights from the Participant for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Awards tendered, less the aggregate exercise price of such tendered Awards.

        16.3 Termination as a Result of a Change of Control. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 16, the Change of Control shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 16.2(c) of the Plan).

         16.4 Change of Control. For the purpose of this Agreement, "Change of Control" shall mean:

                 (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the shares of the Common Stock, or (ii) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (z) any acquisition by any corporation if, immediately following such acquisition, more than 80% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

                 (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                 (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 80% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                 (d) Approval by the shareholders of the Company of (i) a complete liquidation or substantial dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.


                                   SECTION 17
                                  MISCELLANEOUS

        17.1 Shareholder Rights. No Employee or Consultant shall have any rights as a shareholder of the Company as a result of the grant of an Award to him or to her under this Plan or his or her exercise or surrender of such Award pending the actual delivery of Shares subject to such Award to such Employee or Consultant.

        17.2 No Contract of Employment. The grant of an Award to an Employee or Consultant under this Plan shall not constitute a contract of employment or other association with the Company, and shall not confer on an Employee or Consultant any rights upon his or her termination of employment or other association with the Company, in addition to those rights, if any, expressly set forth in the applicable Award Agreement.

        17.3 Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to
Section 16 of the Exchange Act. The exercise or surrender of any Option granted under this Plan shall constitute an Employee's or Consultant's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

        17.4 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         17.5 Construction. This Plan shall be construed under the laws of the State of South Carolina.